Exhibit 10.6

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL: [***]

International Aero Engines, LLC
400 Main Street, M/S 121-10
East Hartford, CT 06118

STRICTLY CONFIDENTIAL

March 26, 2024

Mr. Scott Haralson
Executive Vice President and Chief Financial Officer
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

Reference:    PW1100G-JM Engine Purchase Support Agreement (“EPSA”) and PW1100G-JM Engine Fleet Management Program Agreement by and between International Aero Engines, LLC (“IAE LLC”) and Spirit Airlines, Inc., (“Spirit”) with IAE LLC and Spirit collectively referred to herein as the "Parties”, each dated as of August 27, 2021, as amended by Amendment No.1 dated as of October 11, 2021, Amendment No. 2 dated as of July 25, 2022 and Amendment No. 3 dated as of November 7, 2022 (collectively, the “FMP Agreement”)
    PW1100G-JM Comprehensive Spare Engine Support Agreement by and between IAE LLC and Spirit, dated as of August 27, 2021 (the “Spare Engine Agreement,”).
PW1100 AOG Special Support Letter Agreement (this “Letter Agreement”)
Dear Mr. Haralson:
This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”) and IAE International Aero Engines, AG (“IAE AG”). IAE LLC and IAE AG offer the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC and/or IAE AG’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC or IAE AG’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC and/or IAE AG’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

This Letter Agreement sets forth the terms with respect to the certain commercial support that IAE LLC agrees to provide to Spirit, subject to the terms and conditions contained herein. Unless defined in this Letter Agreement, defined terms used herein shall have the meanings ascribed to them in the EPSA, FMP Agreement and Spare Engine Agreement, as applicable (collectively, the "Agreements"). In the event of a conflict between a defined term herein and a defined term in the Agreements, the definition ascribed herein shall take precedence.
In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is conclusively acknowledged, the Parties agree as follows:
1.Certain Definitions
“Commercial Support” means the special support and other benefits provided to Spirit pursuant to this Letter Agreement, including, without limitation, the [***], all as more fully set forth in section 3.
“Effective Date” means the date that the Parties finally execute this Letter Agreement.
“Support Term” means the time period commencing [***] and expiring December 31, 2024.
2.Conditions Precedent
The Commercial Support provided in this Letter Agreement is predicated and conditioned upon, during the Support Term:
a.In order to receive the Commercial Support, [***];
For purposes of this Article 2.a.:
(i)Spirit’s [***]; and
(ii)during the Support Term, the Parties shall [***];
b.if IAE LLC [***], IAE LLC shall [***]. Upon [***];
c.for the duration of the Support Term, [***]:
i.Spirit [***]; and
ii.for the avoidance of doubt [***]; and
IAE LLC / IAE AG Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

iii.for [***].
d.Spirit providing IAE or [***]; and
e.the [***], which Spirit and IAE LLC hereby confirm.
3.PW1100G-JM Commercial Support
IAE LLC shall provide Spirit with the below special support and benefits, referred to collectively as the “Commercial Support”. The Commercial Support outlined in this Letter Agreement shall be made available only during the Support Term.
a.[***]. The support detailed below in this Section 3.a. is referred to as the [***] which is subject to the Conditions Precedent. During the Support Term, the [***] as follows:
i.For [***].
ii.For [***].
Spirit shall [***].
Notwithstanding any provisions of Section 4.1.3 of the Spare Engine Agreement to the contrary, the AOG Support set forth herein [***].
b.[***]. For [***] the Support Term.
c.[***]. With respect to the [***], Spirit may [***].
d.[***]. IAE LLC [***], as such [***]. Spirit will [***].

4.[***].

During the Support Term, IAE LLC [***]. IAE LLC will [***]. If Spirit [***].

5.Terms and Conditions
a.For purposes of this Letter Agreement, Spirit, [***].
b.Spirit [***]
i.[***]; or
ii.[***].
IAE LLC / IAE AG Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

c.The [***].
d.[***].
e.For [***]:
i.[***];
ii.[***]; and,
iii.[***].
f.Spirit [***].
g.Subject always to [***].
The obligations of IAE LLC to provide the Commercial Support and other benefits specified in this Letter Agreement shall [***].
h.Nothing in this Letter Agreement should be [***].
i.Spirit warrants and represents that [***].
j.Under no circumstances will there be [***], then Spirit [***].
k.This Letter Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of New York, without regard to principles of conflicts of law. The United Nations Convention of Contracts for the International Sale of Goods shall not apply. The Parties agree that the [***].
l.The Parties agree that this Letter Agreement is subject to, and expressly incorporates herein, mutatis mutandis, [***] of the [***]. The provisions of [***] are hereby incorporated herein, mutatis mutandis.
m.Except as modified by this Letter Agreement, the provisions of the Agreements remain unchanged and in full force and effect. In the event of conflict or inconsistency between the terms of this Letter Agreement and the Agreements, the terms of this Letter Agreement shall prevail and control.
n.This Letter Agreement contains the entire understanding between the Parties with respect to the subject matter hereof and supersedes in their entirety all prior or contemporaneous oral or written communications,
IAE LLC / IAE AG Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

agreements, or understandings between the Parties with respect to the subject matter hereof.
o.This Letter Agreement may be executed in one or more counterparts, each of which will be considered an original but all of which together constitute one and the same single contract.
p.[***] in accordance with Article 3 of this Letter Agreement.
q.[***].
r.Nothing herein shall preclude Spirit from [***] Spirit as of the Effective Date.
6.Amendment to [***]
At and from [***]:

"[***]."

In addition, the Parties agree that the [***] executed by the parties.

If Spirit accepts the foregoing, please countersign this Letter Agreement and return it to my attention. Upon your signature below, this Letter Agreement will have been deemed duly executed and effective as of the date first written above.

[SIGNATURE PAGE FOLLOWS]

IAE LLC / IAE AG Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

Sincerely,

/s/ Daniel Kirk

Daniel Kirk
International Aero Engines, LLC
Vice President, Sales – Americas

Agreed and accepted:

SPIRIT AIRLINES, INC.

__/s/ Scott Haralson______________________ ____

By:    Scott Haralson
    Executive Vice President and Chief Financial Officer

IAE LLC / IAE AG Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.

ATTACHMENT 1

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1. [***]

[***]

2. [***]

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IAE LLC / IAE AG Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.